                                                                    EXHIBIT 99.1

                          NATIONAL COMMERCE FINANCIAL

                              Salomon Smith Barney
                 Financial Services Conference January 31, 2002

                               Ernest C. Roessler
                                    President

                                       And
                             Chief Executive Officer

Forward - Looking Statement

This presentation constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Specifically, historical quarterly, annual, and annualized growth rates are not meant to be used as projections for future performance.

National Commerce Financial Corporation does not assume any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

Factors that might cause such a difference include, but are not limited to competition from both financial and non-financial institutions; changes in interest-rates, deposit flows, loan demand and real estate values; changes in legislation or regulation; changes in accounting principles, policies or guidelines; the timing and occurrence (non-occurrence) of transactions and events that may be subject to circumstances beyond the control of NCF; and other economic, competitive, governmental, regulatory and technological factors affecting NCF specifically or the banking industry or economy generally.

Growth Story

"We have historically viewed NCF as a `smaller cap Fifth Third' in terms of its above-average revenue and EPS growth and its top-tier efficiency and return profile." -Bob Patten UBS Warburg July 19, 2001

National Commerce Financial continues to be recognized as one of the nation's highest performing financial institutions, growing top-line revenue and earnings per share at levels significantly above industry averages

10 Year CAGR Revenue per Share Growth1 10%

10 Year CAGR Cash EPS Growth1 15%

/1/Restated for acquisitions

Growth Story

"In our view, NCF shares represent an outstanding opportunity to upgrade the quality of any bank stock portfolio."
 - Jon Balkind Fox-Pitt, Kelton October 14, 2001

                     NCF is positioned to deliver superior
                      returns in 2002 and into the future

                            What makes us different?

1. Significant employee ownership

2. Management incentives tied to results

3. Unique low-cost bank operating platform

4. Footprint covers many of nation's best markets

5. Strong NIM supported by loan/deposit growth

6. Industry leading credit quality

7. Expanding portfolio of niche fee businesses

Growth Story

"...we feel increasingly confident in NCF's earnings prospects relative to other banks." -Ros Looby CS First Boston December 21, 2001

                               NCF Growth Targets

                  2002      Annualized                      Historical
                 Growth        4Q01            2001            5 Year
                 Target/1/    Growth          Growth          Growth
                 ------     ----------        ------        -----------


Loans              8%          16%              8%             10%

Deposits           5%          23%              5%              7%

Fee Income         7%          68%             31%             16%

Total Revenue     10%          34%             17%             11%

Cash EPS          15%          31%             17%             16%

/1/Excludes impact of M&A

Key Growth Drivers

[GRAPHICS APPEAR HERE]

                                 NCF's superior growth results from the balanced
                                         management of the following "Key Growth
                                                                        Drivers"

                                Internal Growth

                               De Novo Expansion

                                  Acquisitions

                                   Alliances

Key Performance Drivers

                   Growth is managed and monitored using the
                      following "Key Performance Drivers"

5 Year CAGR
Revenue Growth

 8% - FITB/1/
11% - NCF/2/

5 Year Average
Net Interest Margin

3.88% - FITB/1/
4.39% - NCF/2/

5 Year Average
Net Charge-off Ratio

 .40% - FITB/1/
 .21% - NCF/2/

5 Year Average
Cash Efficiency Ratio

49.3% - FITB/1/
49.8% - NCF/2/

/1/FITB data supplied by Lehman
/2/Restated for acquisitions

Bottom Line

NCF's objective is to

outperform
----------

FITB in every one
of these measures!

1. Corporate Overview

2. Traditional Banking

3. Financial Enterprises

4. Peer Performance Comparison

5. Valuation

Operating Divisions

NATIONAL COMMERCE FINANCIAL

 [GRAPHIC]
Traditional
  Banking

 [GRAPHIC]
 Financial
Enterprises

Business Mix

                 NCF has a diverse revenue mix of which 32% is
                              non-interest income

      Revenue/1/
As of December 31, 2001

Banking Interest Income 67%
Financial Enterprises 19%
Banking Fee Income 14%

  Revenue Mix/2/
As of December 31

[GRAPHIC APPEARS HERE]


/1/Chapter 13 Bankruptcy Trustee is a spread based business and comprises 1 percentage point of Financial Enterprises
/2/Restated for acquisitions

Employee Commitment

Over 80% of eligible employees are NCF shareholders

Insider Ownership 22%


                                     NCF's
                                 management and
                               employee interest
                                is 100% aligned
                                   ----
                               with shareholders

Management Compensation

"National Commerce has one of the most challenging incentive compensation plans in the industry." - Keith Horowitz Salomon Smith Barney March 30, 2001

                            Management will receive
                            no bonus in 2002 unless
                            --------
                           NCF achieves the following
                              performance hurdles


  Cash Return on
Tangible Equity/1/
       22%

Cash EPS Growth
      14%

To pay maximum bonuses,
Cash EPS must grow 18%

/1/Dependant upon actual capital levels

Why Cash?


"...investors should focus
            on
       Cash Earnings
       -------------
 here as NCF reports the
largest difference between
       New GAAP and
      Cash EPS..."/1/
      --------

/1/Bob Patten UBS Warburg January 18, 2002

New GAAP vs. Cash EPS

2002 Consensus Cash EPS - $1.77

Amortization Add-back/2/ - $.20
2002 Consensus "New GAAP EPS" - $1.57

                      2002       2002       % Change
                      GAAP       Cash         P/E
                     P/E/1/     P/E/2/     GAAP/Cash
                     ------     ------     ---------

NCF                   16.4        14.6       -11%

FITB                  22.5        22.3        -1%

NCF Peers/3/          21.0        20.9         0%

Industry              14.2        14.0        -1%


/1/GAAP EPS estimates supplied by First Call
/2/Cash EPS adjustment supplied by Lehman
/3/NCF Peers=CBH, FITB, SNV, TCB

1. Corporate Overview

2. Traditional Banking

3. Financial Enterprises

4. Peer Performance Comparison

5. Valuation

Franchise Strength

"SWBT, SBIB, CFR, ZION, NTRS, TCB, WFC, ONE, WB, and NCF are the institutions with the strongest demographic franchises in the country."
-Charlie Ernst
 Putnam Lovell
 April 2001

NCF targets high-growth Southeastern metropolitan markets

[GRAPHIC]


1. Memphis
2. Nashville
3. Knoxville
4. Atlanta/N. Ga.
5. Savannah
6. Greenville/Spartanburg
7. Asheville
8. Charlotte
9. Triad/1/
10. Triangle/2/
11. Wilmington
12. Charleston
13. Roanoke
14. Richmond

/1/ Greensboro, High Point, Winston-Salem

/2/ Raleigh, Durham, Chapel Hill

Franchise Strength

NCF targets high-growth Southeastern metropolitan markets

"SWBT, SBIB, CFR, ZION, NTRS, TCB, WFC, ONE, WB, and NCF are the institutions with the strongest demographic franchises in the country."
-Charlie Ernst
 Putnam Lovell
 April 2001

[GRAPHIC]

National Bank of Commerce

First Market Bank

CCB
Central Carolina Bank

CCB
Central Carolina Bank

National Bank of Commerce

National Bank of Commerce

National Bank of Commerce

National Bank of Commerce

Franchise Strength

By far, the Southeast is experiencing more in-migration than any other region in the U.S.

[GRAPHIC]
[ ] Above average % population growth

[ ] Below average % population growth

1990 - 2000 Population Growth

NCF States

5+MM

NCF Markets

3MM

Franchise Strength

[GRAPHIC]

11 of our 14 markets were recently
ranked by Expansion Magazine as one
of the 50 "Hottest Cities in America"
for business relocation and expansion

[GRAPHIC]

9 of our 14 markets were recently
ranked by Entrepreneur Magazine as
one of the "Best Cities in America" for
entrepreneurship

[GRAPHIC]

11 of our 14 markets were recently
ranked by Inc. Magazine as one of the
"Best Cities in America" to start and
grow a new business

United States
Census
2000

[GRAPHIC]

- 35 MM people
in NCF states

- 14 MM people
in NCF markets

1990 - 2000
Population
Growth Rates
------------
Markets 26%
States 18%
Nation 13%

Expansion

[GRAPHIC]

Purchase of 37 branch divestitures and associated
ATMs in GA, NC, SC and VA to close first quarter 2002.
Introduces two new markets; Asheville and Savannah.

[GRAPHIC]

Adding approximately 10 full-service in-store branches through an alliance with SC based grocery chain Bi-Lo.
Supplements the recent Southbanc acquisition.

[GRAPHIC]

Entering Atlanta with 30 de novo branches inside Kroger.
Four additional in-store branches will open in Savannah to support the traditional branches acquired through First
Union/Wachovia.

Unique Banking Model

NCF's unique hub-and-spoke banking model is more cost effective and allows greater access to new and existing customers

[GRAPHIC]
42%
Efficiency %

25%
ROE

Current
Branches

152 In-store
255 Traditional
---
407 Total


Year 2002
Planned
De Novo
Branches
--------

30-35 In-store
 5-10 Traditional
-----
35-45 Total

Expansion Case Study


First Market Bank

In 1997, National Bank of Commerce and local grocer Ukrop's formed Richmond based de novo First Market Bank

National Bank of Commerce

Ukrop's

[GRAPHIC]

160%         58%          39%      Loans
 48%         33%          25%      Deposits
N/M         286%          61%      P-T Cash Op Inc

Strong Deposit Growth

22%
Annualized
fourth quarter
non-interest
bearing DDA
deposit growth,
excluding M&A

Deposit growth is driven by the convenience of the hub-and-spoke banking model as well as a focused retail sales strategy


[GRAPHIC]

N/M          48%          33%            25%           First Market
13%           5%           6%             5%           NCF

1 Restated for acquisitions

Strong Loan Growth

NCF has consistently produced above-average and consistent loan growth

[GRAPHIC]

N/M          160%          58%            39%           First Market
13%           12%          10%             8%           NCF

1 Restated for acquisitions

Commercial Loan Portfolio

Commercial Loans As of December 31, 2001
$6 B

[GRAPHIC]

CRE     53%
C&I     45%
Leasing  2%

 . 96% secured

 . $50 MM house limit

 . Largest exposure as % of legal lending limit = 21%

 . $239 M Avg. loan size

 . No shared national credit exposure

 . CRE focus is multi-family, small office, & small retail

Consumer Loan Portfolio

Consumer Loans
As of December 31, 2001
$6 B

[GRAPHIC]

Consumer    48%
Mortgage    34%
Home Equity 17%
Revolving    1%

 . 98% secured

 . Minimum acceptable FICO score 650

 . Last 12 months Avg. FICO score 720

 . $23 M Avg. loan size

 . No credit card exposure

Superior Asset Quality

"NCF has routinely scored in the top 10% of regional bank credit quality." -Chris Marinac
Robinson Humphrey
August 17, 2001

NCF's conservative underwriting of primarily secured loans has resulted in one of the best NCO records in the industry

NPAs & NCOs

"We expect asset quality measures to remain best in class."
-Jason Goldberg
Lehman Brothers
September 27, 2001

NPAs and NCOs have run significantly lower than peers through a full cycle

Non-performing Assets
1991 - Sept. 2001 YTD

[GRAPHIC]

Industry 1

Net Charge-offs
1991 - Sept. 2001 YTD

[GRAPHIC]

NCF 2

1 Industry data representing top 20 banks supplied by Lehman
2 Restated for acquisitions

Minimal CRE NCOs


"The 10 banks we believe have exhibited the strongest proficiency in commercial real estate credit management and possess the wherewithal to maintain relative earnings and asset quality stability in a more challenging economic environment include:"/1/

Table 1: Banks with Proven Commercial Real Estate Credit Management Skill [GRAPHIC]

/1/ Taming Yesterday's Cowboys
    - UBS Warburg
    - Spring 2001

1. Corporate Overview

2. Traditional Banking

3. Financial Enterprises

4. Peer Performance Comparison

5. Valuation

Financial Enterprises

"Similar to Fifth Third, National Commerce has shown an affinity for developing new fee based businesses that are likely to be significant growth drivers in the future."

-Keith Horowitz
Salomon Smith Barney
March 30, 2001

NCF's growing portfolio of fee related businesses offers:

1. High returns

2. High earnings growth

3. Stable earnings growth

Profitability Mix

[GRAPHIC]

Transaction Processing

Broker / Dealer

Consulting

Asset Mgmt / Trust


[GRAPHIC]

                             Financial Enterprises
                                   Net Income


 ($MM)
 $12
                                      $11.0
 $10
                     $9.2 $9.6 $9.5
  $8          $8.0
        $7.7
  $6

  $4

  $2

  $0
        3Q00  4Q00  1Q01  2Q01  3Q01  4Q01

First Mercantile Trust

Plan
participants
increased over
80% in 2001



    Provides retirement plan administration, record keeping, and individual investment services to over 2,200 companies nationwide

                  [GRAPHIC]

 43%   35%   58%   56%    7%   AUM

 43%   35%   55%   80%   81%   Participants

Ch. 13 Bankruptcy Trustee

92 of the
nation's 205
trustees
choose NCF
for processing

 Provides record keeping, bill payment, and cash management services nationally to Chapter 13 bankruptcy trustees


                                   [GRAPHIC]

38%   54%   25%   21%   13%   13%  Balances

NCBS
                             National Commerce Bank Services, Inc.
#1                       Your KEY to Retail Bank Distribution Solutions
in-store
banking                                 NCBS has provided
consultant                            in-store/retail bank
internationally                            consulting
                                     internationally to over
                                   300 financial institutions
                                        and 50 retailers

Distribution Synergies

                NCF has tremendous referral opportunities in and
                    among its banks and financial enterprise
                                   companies

Traditional Banking       Financial Enterprises

   [GRAPHIC]                  [GRAPHIC]

Distribution Case Study

FIRST               Working together, First Mercantile and
MERCANTILE             NBC Capital Markets significantly
TRUST                 expanded two existing relationships

CAPITAL MAKETS                     [GRAPHIC]
GROUP, INC.


                  New First Mercantile Private Label Partners

        Commerce                                Community
          Bank                                    Bank A

Existing: - $15 MM sold YTD           Existing: - $20 MM company plan
Potential: - CBH Small business/      Potential: - small business / middle
             middle market customers               market customers

    NBC Capital Markets alone serves over 3,000 regional and community banks

1. Corporate Overview

2. Traditional Banking

3. Financial Enterprises

4. Peer Performance Comparison

5. Valuation

Performance Comparison

"... National Commerce possesses several distinct advantages that should enable it to maintain long- term EPS growth that is noticeably above that of the typical mid-cap bank."

-Ed Najarian
Merrill Lynch
December 14, 2001



     4Q01                                       4Q01
Revenue Growth/1/                       Net Interest Margin/1/

   [GRAPHIC]                                 [GRAPHIC]




     4Q01                                       4Q01
Net Charge-off Ratio/1/                Cash Efficiency Ratio/1/

   [GRAPHIC]                                  [GRAPHIC]





/1/Industry data supplied by Lehman; peer data from company earnings releases

Profitability

27%                                      4Q01
Return on                  Return on Average Tangible Equity/1/
Average
Tangible
Equity

                                   [GRAPHIC]

/1/Industry data supplied by Lehman; peer data from company earnings releases

Total Shareholder Return/1/                                 NCF
                                                           LISTED
                                                            NYSE

NCF

FITB

S&P Major Regional Banks

S&P 500

NCF has proven to be a superior long-term
             investment

              [GRAPHIC]




Source: Robinson Humphrey
/1/With dividends reinvested

1. Corporate Overview

2. Valuation

3. Financial Enterprises

4. Peer Performance Comparison

5. Valuation

Valuation


                            2002 Cash P/E/1/
  Based on
 projected                   [GRAPHIC}
growth rates,
                                                       2002 Cash PEG/1/
NCF is 20%
   to                                                    [GRAPHIC]
  40%
undervalued!                 First Call Long Term EPS
                                Growth Rate/1/

                                  [GRAPHIC]


/1/Industry and peer data supplied by Lehman and First Call